EXHIBIT 99.5

Equity Pledge Agreement

This equity pledge Agreement (hereinafter referred to as “this Agreement”) was signed by the following parties (hereinafter referred to as “the parties to the Agreement”) in Tianjin, China on

Party A: King Eagle (China) Co., Ltd. (“ King Eagle China ”)

Address: 1st Floor, Building 3, No. 1001, Huihe South Street, Banbidian Village, Gaobeidian Township, Chaoyang District, Beijing.

Party B:

Liu Cuilian, ID Number: 130226197210152121

Address: No. 105, Gengzhuang Village, Xiaguanying Town, Qian ‘an City, Hebei Province.

Wang Zhizhong, ID Number: 110109196811152514

Address: No. 15, front row of the bungalow, No. 16, Chegongzhuang West Road, Haidian District, Beijing.

Zhang Jinjing, ID Number: 130623198101295825

Address: No. 6 Hongxing Hutong, Gaopu Village, Jiulong Town, Laishui County, Baoding CITY, Hebei Province.

Hu Wanfeng, ID number 130802196302021425

Address: Room 208, Unit 4, Building 3, Tongwangfu, Shuangqiao District, Chengde City, Hebei Province.

Zhang Yuanyuan, ID Number: 110106198104054229

Address: Room 1106, Building 5, Hongju Street, Xuanwu District, Beijing.

Teng Hui, ID Number: 110107198107140663

Address: No. 1207, Building 5, District 4, Jinding Street, Shijingshan District, Beijing.

Fan Zhandong, ID Number: 411224197903136437

Address: No. 10, Group 2, Wenyu Village, Wenyu Township, Lushi County, Henan Province.

Wang Xiujin, ID Number: 332624197404241825

Address: Room 501, Unit 3, Building 7, Xicheng Nianhua Apartment, Xihu District, Hangzhou City.

Whereas:

1. Party A is a foreign-invested enterprise that is legally registered and validly existing within the territory of the People’s Republic of China;

2. King Eagle (Tianjin) Technology Co., Ltd. (“ King Eagle Tianjin ”) is a limited liability company registered and established in China;

3. All parties of Party B are shareholders of King Eagle Tianjin (“ pledgees ”), among which Liu Cuilian, Wang Zhizhong, Zhang Jinjing and Hu Wanfeng each hold 6% of the equity, Teng Hui holds 5% of the equity, Zhang Yuanyuan holds 32.74% of the equity, Wang Xiujin holds 10.52% of the equity, and Fan Zhandong holds 27.74% of the equity;

4. Party A, Party B and King Eagle Tianjin signed an equity disposal agreement and a business operation agreement on [   ] year [   ] month [   ] day. Party A and King Eagle Tianjin signed an exclusive consultation and service agreement on [   ] year [   ] month [   ] day;

5. To ensure that Party A can normally collect the service fees under the exclusive consultation and service agreement from King Eagle Tianjin owned by Party B, as well as to guarantee the performance of the equity disposal agreement and the business operation agreement, the pledgees, respectively and jointly use all the equity, it holds in King Eagle Tianjin as the pledge guarantee for the aforementioned agreements, and the pledgee is Party A.

Accordingly, after friendly consultation among the parties to the agreement and based on the principle of equality and mutual benefit, the following agreement is reached for compliance:

1. Definition

Unless otherwise stipulated in this agreement, the following terms shall be interpreted as follows:

1.1 Pledge: Refers to all the contents listed in Article 2 of this agreement.

1.2 Equity: Refers to the 100% equity held jointly and lawfully by the pledgor in King Eagle Tianjin, as well as all current and future rights and interests enjoyed based on such equity.

1.3 Various Agreements: Refer to the equity disposal agreement and business operation agreement signed by Party A, King Eagle Tianjin and other relevant parties on [   ] year [   ] month [   ] day, and the exclusive consultation and service agreement signed by Party A and King Eagle Tianjin on [   ] year [   ] month [   ] day.

1.4 Breach of Contract event: Refers to any situation listed in Article 7 of this agreement.

1.5 Notice of Breach of Contract: Refers to the notice issued by Party A in accordance with this agreement to announce a breach of contract event.

2. Pledge

2.1 The pledgor pledges all the equity it holds in King Eagle Tianjin to Party A as security for Party A’s rights and interests under each agreement.

2.2 The scope guaranteed by the equity pledge under this agreement includes all expenses (including legal fees), expenditures and losses that King Eagle Tianjin and/or the pledgor should pay to Party A under each agreement, interest, liquidated damages, compensation, expenses for realizing the creditor’s rights, as well as in the event that any agreement is wholly or partially invalid for any reason. The responsibilities that King Eagle Tianjin and the pledgor should bear to Party A.

2.3 The pledge right under this agreement refers to the right enjoyed by Party A to be preferentially compensated from the proceeds obtained by displacing, auctioning or selling the equity pledged by the pledgor to Party A.

2.4 Unless otherwise explicitly and in writing agreed by Party A after the effectiveness of this agreement, the pledge under this agreement may be released only when King Eagle Tianjin and the pledgor have properly fulfilled all their obligations and responsibilities under each agreement and obtained the written approval of Party A. If King Eagle Tianjin or the pledgor fails to fully perform all or any part of its obligations or responsibilities under such agreements upon the expiration of the terms stipulated in each agreement, Party A shall still enjoy the pledge rights stipulated in this agreement until the relevant obligations and responsibilities are fully performed in a manner that is reasonably satisfactory to Party A.

3. Effectiveness

3.1 This pledge agreement shall come into effect as of the date when all parties sign and affix their seals, and shall take effect as of the date when the equity pledge is recorded in the register of shareholders.

3.2 During the pledge process, if King Eagle Tianjin fails to pay the service fee as stipulated in the exclusive consultation and service agreement, or fails to fulfill any other terms under such agreements or any terms under the business operation agreement or the equity disposal agreement, after reasonable notice, Party A has the right to exercise the pledge right in accordance with the provisions of this agreement.

4. Possession and custody of pledge certificates

4.1 The pledgor shall deliver the equity contribution certificate (original) of the pledgor in King Eagle Tianjin to Party A for safekeeping within ten working days from the date of signing this agreement or at an earlier time unanimously agreed by all parties, and submit to Party A the proof that the pledge under this agreement has been properly registered in the register of shareholders. Handle all the approval, registration and filing procedures required by the laws and regulations of the People’s Republic of China, and submit the equity pledge registration certificate completed with the industrial and commercial registration authority.

4.2 If the items recorded in the pledge change and a change in the record is required by law, Party A and Party B shall make the corresponding change in the record within five working days from the date of the change in the recorded items and submit the relevant change registration documents.

4.3 During the period of equity pledge, the pledgor shall instruct King Eagle Tianjin not to distribute any dividends, bonuses, or adopt any profit distribution plan; If the pledgor is to obtain any economic benefits of any nature other than dividends, bonuses or other profit distribution plans from the pledged equity, the pledgor shall, in accordance with the requirements of Party A, instruct King Eagle Tianjin to directly remit the relevant (after liquidation) funds to the bank account designated by Party A. Without the prior written consent of Party A, the pledgor shall not use it.

4.4 During the period of equity pledge, if the pledgor subscribers for the new registered capital of King Eagle Tianjin or acquires the equity of King Eagle Tianjin held by other pledgors (“ new Equity ”), such new equity will automatically become the pledged equity under this agreement. The pledgor shall complete all the necessary procedures for setting up the pledge with such new equity within 10 working days after obtaining it. If the pledgor fails to complete the relevant procedures as stipulated above, Party A has the right to immediately realize the pledge right in accordance with the provisions of Article 8 of this agreement.

5. The pledgor’s declaration and warranty

When signing this agreement, the pledgor makes the following statements and warranties to Party A and confirms that Party A relies on such statements and warranties to sign and perform this agreement:

5.1 The pledgor legally holds the equity under this agreement and has the right to provide pledge guarantee to Party A with such equity.

5.2 From the date of signing this agreement until Party A enjoys the pledge right in accordance with the provisions of Item 2.4 of this agreement, at any time, once Party A exercises its rights or realizes the pledge right in accordance with this pledge agreement, there shall be no legitimate claims or proper interference from any other party.

5.3 Party A has the right to exercise the pledge right in the manner stipulated by laws, regulations and this agreement.

5.4 Its signing of this agreement and performance of its obligations under this agreement have obtained all necessary corporate authorizations and do not violate any applicable laws and regulations. The authorized representative signatory of this agreement has been legally and validly authorized.

5.5 The equity held by the pledgor has no other encumbrances of rights or any form of third-party security interest (including but not limited to pledge).

5.6 There are no ongoing civil, administrative or criminal proceedings, administrative penalties or arbitrations related to equity, and no civil, administrative or criminal proceedings, administrative penalties or arbitrations that will occur.

5.7 There are no outstanding taxes, fees or legal procedures or formalities that should be completed but have not been completed related to equity.

5.8 Each clause of this agreement is a true expression of its intention and is legally binding upon it.

6. The pledgor’s commitment

6.1 During the term of this agreement, the pledgor undertakes to Party A that the pledgor will:

6.1.1 Except for the transfer of equity to Party A or the person designated by Party A as required by Party A, without the prior written consent of Party A, no equity shall be transferred, and no other encumbrances such as any pledge or any form of third-party security interest that may affect the rights and interests of Party A shall be established or allowed to exist.

6.1.2 Comply with and implement all relevant applicable laws and regulations. Upon receiving notices, instructions or suggestions issued or formulated by the relevant competent authorities regarding the pledge, present such notices, instructions or suggestions to Party A within five working days and take actions in accordance with the reasonable instructions of Party A.

6.1.3 Promptly notify Party A of any event or notice received that may affect the equity of the pledgor or any part of its rights, as well as any event or relevant notice received that may change any obligation of the pledgor under this agreement or may affect the performance of the pledgor’s obligations under this agreement, and take action in accordance with the reasonable instructions of Party A.

6.2 The pledgor agrees that the exercise of Party A’s rights by Party A in accordance with the terms of this agreement shall not be interrupted or hindered by the pledgor or the pledgor’s successor or transferee or any other person.

6.3 The pledgor warrants to Party A that in order to protect or improve the guarantee provided by this agreement for the obligations of the pledgor and/or King Eagle Tianjin under each agreement, the pledgor will make all necessary amendments to the articles of association of King Eagle Tianjin (if applicable). Honestly sign and prompt other parties with an interest in the pledge to sign all the rights certificates, contracts, and/or perform as required by Party A, and prompt other parties with an interest to perform as required by Party A, and facilitate Party A’s exercise of the pledge, and sign all the change documents related to the equity certificates with Party A or any third party designated by it. Provide Party A with all the documents related to the pledge right that it deems necessary within a reasonable period.

6.4 The pledgor guarantees to Party A that for the benefit of Party A, the pledgor will abide by and fulfill all warranties, commitments, agreements and statements. If the pledgor fails to perform or fully perform its warranties, commitments, agreements and statements, the pledgor shall compensate Party A for all losses suffered thereby.

7. Breach of Contract events

7.1 The following matters are all regarded as breach of contract events:

7.1.1 King Eagle Tianjin, or its successors or assignees fail to make full and timely payments of any payable amounts under each agreement, or the pledgor or its successors or assignees fail to fulfill their obligations under the business operation agreement, equity disposal agreement, exclusive consultation and service agreement;

7.1.2 Any representations, warranties or commitments made by the pledgor in Article 5 and Article 6 of this Agreement are substantially misleading or erroneous, and/or the pledgor violates the representations, warranties or commitments in Article 5 and Article 6 of this agreement;

7.1.3 The pledgor seriously violates any provision of this agreement;

7.1.4 Except as stipulated in 6.1.1 of this agreement, the pledgor may abandon the pledged equity or transfer the pledged equity without obtaining the written consent of Party A.

7.1.5 Any loan, guarantee, compensation, commitment or other debt repayment liability of the pledgor itself to the outside is required to be repaid or performed in advance due to breach of contract or has matured but cannot be repaid or performed on schedule, resulting in Party A having reason to believe that the pledgor’s ability to perform the obligations under this agreement has been affected and thereby affects the interests of Party A;

7.1.6 Where the pledgor is unable to repay general debts or other debts and thereby affects the interests of Party A;

7.1.7 Where the promulgation of relevant laws makes this agreement illegal or the pledgor unable to continue to perform the obligations under this agreement;

7.1.8 If any consent, license, approval or authorization of any government department necessary for the execution of or the legality or effectiveness of this agreement is withdrawn, suspended, invalidated or materially modified;

7.1.9 Due to adverse changes in the property owned by the pledgor, Party A believes that the pledgor’s ability to perform the obligations under this agreement has been affected;

7.1.10 Other circumstances under which Party A is unable to exercise the pledge of disposition as stipulated by relevant laws.

7.2 If the pledgor knows or discovers that any of the matters described in Article 7.1 above or any event that may lead to such matters has occurred, the pledgor shall immediately notify Party A in writing.

7.3 Unless the breach of contract matters listed in Clause 7.1 of this Article have been satisfactorily resolved to the satisfaction of Party A, Party A may, at the time of the occurrence of the pledgor’s breach of contract matters or at any time after their occurrence, issue a written notice of breach to the pledgor, demanding that the pledgor immediately pay the outstanding debts and other payables under each agreement. Or fulfill the equity disposal agreement and business operation agreement in a timely manner. If within ten days from the date of sending such written notice, the pledgor or King Eagle Tianjin fails to promptly correct its breach of contract or take necessary remedial actions, Party A shall have the right to exercise the pledge right in accordance with the provisions of Article 8 of this agreement.

8. Exercise of the pledge right

8.1 Before all the fees and obligations under each agreement have been fully fulfilled, the pledgor shall not transfer the equity without the written consent of Party A.

8.2 When exercising the pledge right, Party A shall issue a notice of breach of contract to the pledgor in accordance with the provisions of Article 7.3 of this agreement.

8.3 Subject to the provisions of Clause 7.3, Party A may exercise the pledge right at any time after issuing the notice of breach of contract in accordance with Article 7.3.

8.4 Party A has the right to discount all or part of the equity under this agreement in accordance with the legal procedures, or to have priority in compensation from the proceeds of the auction or sale of such equity, until all outstanding service fees and all other payable amounts under each agreement are fully offset, and all equity disposal agreements and business operation agreements are fully performed.

8.5 When Party A exercises the pledge right in accordance with this agreement, the pledgor shall not create obstacles and shall provide necessary assistance to enable Party A to realize its pledge right.

9. Transfer

9.1 Unless explicitly agreed in writing by Party A in advance, the pledgor has no right to transfer to any third party any of its rights and/or obligations under this agreement.

9.2 This agreement is binding on both the pledgor and his successors, and is also valid for Party A and its successors or assignees.

9.3 Party A may at any time transfer all or any of its rights and obligations under each agreement to any third party it designates. In such a case, the transferee shall enjoy and undertake the rights and obligations that Party A enjoys and undertakes under this agreement. When Party A transfers the rights and obligations under each agreement, at the request of Party A, the pledgor shall sign the relevant agreements and/or documents for this transfer.

9.4 After the change of the pledgee is caused by the transfer, the new pledgor and pledgor shall re-sign the pledge agreement and the pledgor shall be responsible for handling all relevant registration procedures.

10. Handling fees and other charges

10.1 All expenses and actual expenditures related to this agreement, including but not limited to legal fees, processing fees, stamp duty and any other taxes and fees, shall be borne equally by Party A and Party B respectively.

11. Force majeure

11.1 In the event that the performance of this Agreement is delayed or hindered by any “force majeure event”, the party affected by the force majeure shall not be held responsible under this Agreement for only such delayed or hindered performance. “Force majeure event” refers to any event that is beyond the reasonable control of one party and still unavoidable with the reasonable attention of the affected party, including but not limited to government actions, natural forces, fires, explosions, geographical changes, storms, floods, earthquakes, tides, lightning or wars. However, insufficient credit, funds or financing shall not be regarded as matters beyond the reasonable control of one party. A party seeking to be relieved of its performance obligations under this agreement or any provision of this Agreement due to a “force majeure event” shall promptly notify the other party of such relief and inform it of the steps to be taken to complete the performance.

11.2 The party affected by force majeure shall not be liable for any responsibility under this Agreement. However, the party seeking exemption from liability may be exempted from the performance of such liability only if the affected party makes feasible efforts to perform the Agreement, and only to the extent that the performance is delayed or hindered. Once the reasons for such exemption from liability are corrected or remedied, all parties agree to make their utmost efforts to restore the performance under this Agreement.

12. Application of law and Dispute resolution

12.1 The signing, validity, performance and interpretation of this agreement, as well as the settlement of disputes, shall be governed by and construed in accordance with the laws of the People’s Republic of China.

12.2 In the event of any dispute among the parties to this Agreement regarding the interpretation and performance of the provisions under this Agreement, the parties shall resolve such dispute in good faith through consultation. If the negotiation fails, either party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration and settlement in accordance with its arbitration rules in effect at that time. The place of arbitration is Beijing and the language used for arbitration is Chinese. The arbitration award shall be final and binding on all parties.

12.3 Except for the matters in dispute among the parties, each party shall still, in good faith, continue to perform its respective obligations in accordance with the provisions of this Agreement.

13. Notice

All notices given by each party to this Agreement for the performance of the rights and obligations under this Agreement shall be in writing and sent to the relevant party or the following addresses of each party in the form of personal delivery, registered mail, prepaid postage mail, approved express delivery service or graphic fax.

Party A: King Eagle (China) Co., Ltd.

Address: 1st Floor, Building 3, No. 1001, Huihe South Street, Banbidian Village, Gaobeidian Township, Chaoyang District, Beijing.

Fax: 010-87227012

Telephone: 010-87227012

Recipient: Zhang Yuanyuan

Party B:

Liu Cuilian

Address: No. 105, Gengzhuang Village, Xiaguanying Town, Qian ‘an City, Hebei Province.

Telephone: 15830575165

Recipient: Liu Cuilian

Wang Zhizhong

Address: No. 15, front row of the bungalow, No. 16, Chegongzhuang West Road, Haidian District, Beijing.

Telephone: 13801304350

Recipient: Wang Zhizhong

Zhang Jinjing

Address: No. 6 Hongxing Hutong, Gaopu Village, Jiulong Town, Laishui County, Baoding City, Hebei Province.

Telephone: 15910272218

Recipient: Zhang Jinjing

Hu Wanfeng

Address: Room 208, Unit 4, Building 3, Tongwangfu, Shuangqiao District, Chengde City, Hebei Province.

Telephone: 18631441667

Recipient: Hu Wanfeng

Zhang Yuanyuan

Address: Room 1106, Building 5, Hongju Street, Xuanwu District, Beijing.

Telephone: 18600038886

Recipient: Zhang Yuanyuan

Teng Hui

Address: No. 1207, Building 5, District 4, Jinding Street, Shijingshan District, Beijing.

Telephone: 13264256960

Recipient: Teng Hui

Fan Zhandong

Address: No. 10, Group 2, Wenyu Village, Wenyu Township, Lushi County, Henan Province.

Telephone: 15810963865

Recipient: Fan Zhandong

Wang Xiujin

Address: Room 501, Unit 3, Building 7, Xicheng Nianhua Apartment, Xihu District, Hangzhou City.

Telephone: 13306531725

Recipient: Wang Xiujin

14. Annex

The annexes listed in this agreement are an integral part of this agreement.

15. Abstention

When Party A fails to exercise or delays the exercise of any right, remedy, power or privilege under this Agreement, it shall not be regarded as a waiver of such right, remedy, power or privilege. Any individual or partial exercise by Party A of any right, remedy, power or privilege does not exclude the exercise by Party A of any other right, remedy, power or privilege. The rights, remedies, powers and privileges stipulated in this agreement are cumulative and do not exclude the application of any rights, remedies, powers and privileges prescribed by any law.

16. Others

16.1 Any modification, supplement or alteration to this agreement shall be made in writing and shall come into effect upon signature and seal by all parties.

16.2 The parties hereby confirm that this agreement is a fair and reasonable agreement reached by all parties on the basis of equality and mutual benefit. If any provision under this Agreement is invalid or unenforceable due to inconsistency with relevant laws, such provision shall only be invalid or unenforceable within the jurisdiction of the relevant laws and shall not affect the legal effect of the other provisions of this agreement.

16.3 This agreement is written in Chinese. There are nine original copies, and each party holds one copy.

This page is blank and serves as the signing page for the “Equity Pledge Agreement”.

Party A: King Eagle (China) Co., Ltd.

Authorized representative:

Zhang Jianqing

This page is blank and serves as the signing page for the “Equity Pledge Agreement”.

Party B:

Liu Cuilian, Wang Zhizhong,

Zhang Jinjing, Hu Wanfeng,

Zhang Yuanyuan, Teng Hui,

Fan Zhandong, Wang Xiujin,

Attachment:

1. Register of Shareholders of King Eagle (Tianjin) Technology Co., Ltd.

2. The capital contribution of shareholders of King Eagle (Tianjin) Technology Co., Ltd.

Attachment 1

Register of Shareholders of King Eagle (Tianjin) Technology Co., Ltd.

Shareholder’s name	Capital contribution amount(in ten thousand yuan)	Contribution method	Shareholding ratio
Liu Cuilian	60	Currency	6%

Wang Zhizhong	60	Currency	6%

Zhang Jinjing	60	Currency	6%

Hu Wanfeng	60	Currency	6%

Zhang Yuanyuan	327.4	Currency	32.74%

Teng Hui	50	Currency	5%

Fan Zhandong	277.4	Currency	27.74%

Wang Xiujin	105.2	Currency	10.52%

Total	1000	Currency	100%

Attachment 2

The capital contribution of shareholders of King Eagle (Tianjin) Technology Co., Ltd.

Shareholder’s name	Capital contribution（in ten thousand yuan）
Liu Cuilian	60

Wang Zhizhong	60

Zhang Jinjing	60

Hu Wanfeng	60

Zhang Yuanyuan	327.4

Teng Hui	50

Fan Zhandong	277.4

Wang Xiujin	105.2

Total	1000